Exhibit 99.1

Certification of CEO and CFO Pursuant to
18 U.S.C. Section 1350,
as Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of BlackRock, Inc. (the "Company") for the quarterly period ending September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Laurence D. Fink, as Chief Executive Officer of the Company, and Paul L. Audet, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

          (1)     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ LAURENCE D. FINK

Name:	Laurence D. Fink
Title:	Chief Executive Officer
Date:	November 13, 2002

/s/ PAUL L. AUDET

Name:	Paul L. Audet
Title:	Chief Financial Officer
Date:	November 13, 2002